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                                                                    EXHIBIT 10.1


$25,000                                                         November 7, 2000


                                 PROMISSORY NOTE


         FOR VALUE RECEIVED, the undersigned David Anderson ("Employee") promises to pay to the order of LENDINGTREE, INC., a Delaware Corporation with its principle office in Charlotte, North Carolina ("Lender"), the principal sum of Twenty Five Thousand Dollars ($25,000), or so much thereof as shall have been disbursed from time to time and remain unpaid, with interest thereon from the date hereof until paid at an annual rate as published in the Wall Street Journal as the prime rate and generally defined therein as the "base rate on corporate loans at large U.S. money center commercial banks" for the date upon which this
Note is executed.

         All outstanding amounts under this Note shall be due and payable ON DEMAND by the Lender at any time after February 15, 2001 unless accelerated as provided herein.

         All payments hereunder shall be applied first to payment of accrued interest as of the date of such payment, and the balance, if any, shall be applied in reduction of the outstanding principal.

         In the event any installment or part of any installment due under the terms hereof is delinquent for more than fifteen (15) days, there shall be due, in addition to the sums due hereunder, a sum equal to four percent (4%) of the amount of the principal and interest so delinquent.

         This Note is secured by all future salary and bonus payments to be made by Lender to Employee and any principal or interest outstanding at the time of the payment of any salary or such bonus may be set-off against any such salary and bonus amount. The right of set-off shall be in addition to any rights of Lender at law or in equity. Unless this Note is accelerated, Lender shall not set-off any salary or bonus payments until the 2000 Bonus is paid.

         In the event this Note is placed with an attorney at law for collection or enforcement, the undersigned agree to pay all costs of collection and enforcement, including without limitation, court costs and reasonable attorneys' fees.

         The undersigned shall have the right at any time and from time to time to prepay this Note in whole or in part, without any prepayment premium. Any prepayment shall be applied in the manner above provided.

         If the Borrower's employment with the Company is terminated for any reason, on the date which is 45 days from the date such termination becomes effective, the holder of this Note shall have the right to declare the entire principal of, and interest accrued on, this Note then outstanding to be, and this Note shall thereupon become, forthwith due and payable, without any presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, and the Borrower shall forthwith pay to the holder of this Note the entire principal of, and accrued interest on, this Note.


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         The Borrower covenants and agrees that until the principal amount of this Note, together with interest thereon and all other obligations incurred hereunder, are paid in full:

         (i) The Borrower shall not transfer any of the Pledged Stock except in accordance with the terms and provisions of the Pledge Agreement.

         (ii) The Borrower shall use the proceeds from the Loan solely for the purpose of acquiring a residence in the Charlotte, North Carolina, metropolitan area and not use the proceeds from the Loan, directly or indirectly, for any other purpose, including but not limited to purchase or carry margin securities, as those terms are defined in the laws and regulation applicable to margin loans as promulgated by the Securities and Exchange Commission and the Board of Governors of the Federal Reserve System.

         In order to secure the payment and performance in full of all of its obligations under this Note, the Borrower covenants and agrees to pledge the Pledged Stock (as defined in the Pledge Agreement) owned by the Borrower, substantially in accordance with the terms of the Pledge Agreement attached hereto as Exhibit A.

         All parties to this Note, including endorsers, sureties and guarantors, if any, hereby waive presentment for payment, demand, protest, notice of nonpayment, or dishonor, and any and all other notices and demands whatsoever, and agree to remain bound until the principal of and interest on this Note are paid in full, notwithstanding any extension or extensions of time for payment which may be granted, even though the period or periods of extension may be indefinite, and notwithstanding any inaction by, or failure to assert any legal rights available to, the holder of this Note. This Note shall be governed, constructed and enforced in accordance with the laws of the State of North Carolina.

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed by its duly authorized representative, all as of the day and year first above written.

                                          EMPLOYEE:


                                          _____________________________________
                                          Name: _______________________________



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